UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2019

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)
On August 7, 2019, Cardinal Health, Inc.'s (the “Company's”) Board of Directors (the “Board”) appointed David C. Evans, 56, as interim Chief Financial Officer of the Company, effective September 1, 2019. Mr. Evans served as Executive Vice President and Chief Financial Officer of Battelle Memorial Institute, a private research and development organization, from 2013 until 2018. Michael C. Kaufmann will cease to be interim Chief Financial Officer on September 1, 2019. Mr. Kaufmann will continue to serve as Chief Executive Officer.
We entered into an offer letter with Mr. Evans that provides him with annualized total compensation of $2,640,000 during his time of employment with a minimum duration of five months. He will not be eligible to participate in the Company’s annual bonus or equity award programs nor its Senior Executive Severance Plan. A copy of the offer letter is attached hereto as Exhibit 10.1.
(d)
On August 7, 2019, the Board elected Dean A. Scarborough and John H. Weiland to the Board, both effective September 1, 2019, to serve until the 2019 annual meeting of shareholders and until their successors are elected and qualified. Messrs. Scarborough and Weiland were both appointed to serve on the Audit Committee of the Board. Mr. Scarborough is the retired Chairman and Chief Executive Officer of Avery Dennison Corporation. Mr. Weiland is the retired President and Chief Operating Officer of C. R. Bard, Inc.
Messrs. Scarborough and Weiland will participate in the non-management director compensation arrangements described in the Company’s definitive proxy statement for the 2018 annual meeting of shareholders filed with the Securities and Exchange Commission on September 26, 2018. Based on their dates of service, each will also receive a prorated initial grant of $32,123 of restricted share units. The Board has determined that Messrs. Scarborough and Weiland are independent under the standards of the New York Stock Exchange and the Company's Corporate Governance Guidelines.
Item 9.01.    Financial Statements and Exhibits.
(d)  Exhibits.

10.1	Offer Letter to David C. Evans

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: August 8, 2019	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer

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